UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: July 1, 2024
(Date of earliest event reported)
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RING ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by Ring Energy, Inc. (the “Company”), on July 1, 2024, Stephen D. Brooks retired as Executive Vice President of Land, Legal, Human Resources and Marketing of the Company. In connection with the retirement, the Company and Mr. Brooks entered into a consulting agreement dated July 1, 2024 and effective as of July 2, 2024 (the “Consulting Agreement”) pursuant to which Mr. Brooks will provide general advisory services to the Company to support the transition of legal and regulatory work. The initial term of the Consulting Agreement is from July 2, 2024 to March 31, 2025, and will continue on a month-to-month basis thereafter until terminated by either party upon thirty days prior written notice. Mr. Brooks will be compensated at an hourly rate of $200. Additionally, Mr. Brooks is entitled to reimbursement for out-of-pocket and reasonable expenses. The Consulting Agreement clarifies that restricted stock unit awards previously granted to Mr. Brooks in connection with his prior employment with the Company that remained outstanding and unvested as of July 1, 2024 and that are scheduled to vest prior to March 31, 2025, will continue to vest in accordance with the vesting schedule in each applicable award agreement while Mr. Brooks remains a consultant of the Company.

The Consulting Agreement contains customary provisions and restrictive covenants, including provisions related to confidentiality and non-solicitation. The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Consulting Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1#	Consulting Agreement, dated July 1, 2024 by and between Ring Energy, Inc. and Stephen D. Brooks.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Registrant agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	July 3, 2024	By:	/s/ Travis T. Thomas
Travis T. Thomas
Chief Financial Officer